                                                                    Exhibit 4(j)

                      INCORPORATED UNDER THE LAWS OF THE
                              STATE OF MINNESOTA


 NUMBER                                                                SHARES
SPECIMEN                                                              SPECIMEN


                           DAYTON HUDSON CORPORATION
               SERIES _ CONVERTIBLE [CUMULATIVE] PREFERRED STOCK
                           $.01 PAR VALUE PER SHARE



    This Certifies that      SPECIMEN                      is the owner and
                         ---------------------------------

  registered holder of       SPECIMEN                      Shares of
                         ---------------------------------

Series _ Convertible [Cumulative] Preferred Stock, $.01 par value per share, of Dayton Hudson Corporation, subject to the terms and conditions printed on the back of this certificate and made a part hereof transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

          IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation this _________ day of ________________, 19_______.




COUNTERSIGNED AND REGISTERED:                             President
  FIRST CHICAGO TRUST COMPANY
   OF NEW YORK

TRANSFER AGENT AND REGISTRAR                              Secretary

BY

                                     SEAL


AUTHORIZED SIGNATURE
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                           DAYTON HUDSON CORPORATION
  THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                             ---------------------

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  -as tenants in common       UNIF GIFT MIN ACT - Custodian
                                                          ----------------------
                                                          (Cust)       (Minor)
  TEN ENT  -as tenants by the entireties                  Under Uniform Gifts
                                                          to Minors Act

  JT TEN   -as joint tenants with right
            of survivorship and not as               ---------------------------
            tenants in common                                  (State)


    Additional abbreviations may also be used though not in the above list.


  For value received, __________________________________________________ hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
                                       |
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________________     __________________________________________
                                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.